UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2023

LIVENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38694	82-4699376
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1818 Market Street

Philadelphia, Pennsylvania 19103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (215) 299-5900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	LTHM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to the Transaction Agreement

On August 2, 2023, Livent Corporation, a Delaware corporation (the “Company” or “Livent”), entered into an Amendment (the “Amendment”) to the previously disclosed Transaction Agreement, dated as of May 10, 2023 (the “Transaction Agreement”), by and among Livent, Allkem Livent plc, a public limited company incorporated under the laws of the Bailiwick of Jersey (originally known as Lightning-A Limited, a limited company incorporated under the laws of the Bailiwick of Jersey) (“New TopCo”), and Allkem Limited, an Australian public company limited by shares (“Allkem”), and subsequently joined by Lightning-A Merger Sub, Inc., a Delaware corporation (“Merger Sub”). The Transaction Agreement contemplates that (i) New TopCo will acquire all of the shares of Allkem pursuant to a scheme of arrangement under the Corporations Act (Cth) 2001 of Australia (the “Scheme”), resulting in Allkem becoming a wholly owned subsidiary of New TopCo, and (ii) Merger Sub, which will become a wholly owned subsidiary of New TopCo, will merge with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of New TopCo (the “Merger”).

Under the Amendment, Livent and Allkem have agreed to amend the Transaction Agreement to: (i) provide that New TopCo will have a board of directors consisting of 12 directors as of the effective time of the Merger (the “Effective Time”), six of whom will be from Allkem’s current board of directors and will be nominated by Allkem and six of whom will be from Livent’s board of directors, including the Chief Executive Officer of Livent as of immediately prior to the Effective Time, and will be nominated by Livent; and (ii) provide for certain amendments to the form of consideration to be received by Allkem shareholders who are entered into the Canadian branch register of the register of members of Allkem pursuant to the Scheme. All other terms of the Transaction Agreement remain unmodified and in full force and effect.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with Livent’s right to nominate six members of New TopCo’s board of directors as of the Effective Time under the Transaction Agreement, as amended by the Amendment, Livent has nominated the following members of Livent’s board of directors to continue as members of New TopCo’s board of directors as of the Effective Time: (i) Paul W. Graves, (ii) Michael F. Barry, (iii) Christina Lampe-Önnerud, (iv) Steven T. Merkt, (v) Pablo Marcet and (vi) Robert C. Pallash. The following Livent directors will not continue as members of New TopCo’s board as of the Effective Time: (i) Andrea E. Utecht, (ii) Pierre R. Brondeau and (iii) G. Peter D’Aloia.

Item 8.01	Other Events.

On August 2, 2023, Livent issued a press release announcing each of Livent’s and Allkem’s board’s selection of their respective nominees to New TopCo’s board to be effective as of the Effective Time. In accordance with Livent’s and Allkem’s right to each nominate six members of New TopCo’s board of directors as of the Effective Time under the Transaction Agreement, as amended by the Amendment, the following directors were nominated to be members of New TopCo’s board of directors as of the Effective Time: (i) Michael F. Barry, (ii) Peter Coleman (Chair designate of New TopCo), (iii) Alan Fitzpatrick, (iv) Paul W. Graves (Chief Executive Officer designate of New TopCo), (v) Florencia Heredia, (vi) Leanne Heywood, (vii) Christina Lampe-Önnerud, (viii) Pablo Marcet, (ix) Steven T. Merkt, (x) Robert C. Pallash, (xi) Fernando Oris de Roa and (xii) John Turner. The press release is attached hereto as Exhibit 99.1.

No offer or solicitation

This Current Report and the information contained in it is provided for information purposes only and is not intended to be and shall not constitute a solicitation of any vote or approval, or an offer to sell or solicitation of an offer to buy, or an invitation or recommendation to subscribe for, acquire or buy securities of Allkem, Livent or New TopCo, or any other financial products or securities, in any place or jurisdiction, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Additional information and where to find it

On July 20, 2023, New TopCo filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that contains a proxy statement/prospectus and other documents (the “Form S-4”). The Form S-4 has not yet been declared effective by the SEC. Although the Form S-4 has not yet become effective and the information contained therein is subject to change, it provides important information about the proposed transaction. Livent will mail the proxy statement/prospectus contained in the Form S-4 to its stockholders. This Current Report is not a substitution for any registration statement, proxy statement/prospectus or other documents that may be filed with the SEC in connection with the proposed transaction.

THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION CONTAIN IMPORTANT INFORMATION ABOUT NEW TOPCO, LIVENT, ALLKEM, THE PROPOSED TRANSACTION AND RELATED MATTERS. INVESTORS SHOULD READ THE PROXY STATEMENT/PROSPECTUS AND SUCH OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THE PROXY STATEMENT/PROSPECTUS AND SUCH DOCUMENTS, BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE PROPOSED TRANSACTION. The proxy statement/prospectus, any amendments or supplements thereto and all other documents filed with the SEC in connection with the proposed transaction will be available when filed free of charge on the SEC’s website (at www.sec.gov). Copies of documents filed with the SEC by Livent will be made available free of charge on Livent's investor relations website (at https://ir.livent.com/overview/default.aspx).

Participants in the Solicitation

Allkem, Livent, New TopCo and their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Livent’s security holders in connection with the proposed transaction. Information about Livent’s directors and executive officers is set forth in Livent’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on March 16, 2023, its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 24, 2023, subsequent statements of beneficial ownership on file with the SEC and other filings made from time to time with the SEC. Information about Allkem’s directors and executive officers is set forth in Allkem’s latest annual report dated August 25, 2022, as updated from time to time via announcements made by Allkem on the Australian Securities Exchange. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Livent security holders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, are set forth in the proxy statement/prospectus and other relevant materials in the Form S-4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report contains forward-looking statements, including within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can often be identified by terms such as “may,” “will,” “appears,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern expectations, strategy, plans, or intentions. However, the absence of these words or similar terms does not mean that a statement is not forward-looking. All forward-looking statements are based on information and estimates available to Livent at the time of this Current Report and are not guarantees of future performance.

These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any results, levels of activity, performance or achievements expressed or implied by any forward-looking statement and may include statements regarding the expected timing and structure of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions;

the expected benefits of the proposed transaction, such as improved operations, enhanced revenues and cash flow, synergies, growth potential, market profile, business plans, expanded portfolio and financial strength; the competitive ability and position of New TopCo following completion of the proposed transaction; and anticipated growth strategies and anticipated trends in Livent’s, Allkem’s and, following the completion of the proposed transaction, New TopCo’s business.

In addition, other factors related to the proposed transaction between Allkem and Livent that contribute to the uncertain nature of the forward-looking statements and that could cause actual results and financial condition to differ materially from those expressed or implied include, but are not limited to: the satisfaction of the conditions precedent to the consummation of the proposed transaction, including, without limitation, the receipt of shareholder and regulatory approvals on the terms desired or anticipated; unanticipated difficulties or expenditures relating to the proposed transaction, including, without limitation, difficulties that result in the failure to realize expected synergies, efficiencies and cost savings from the proposed transaction within the expected time period (if at all); potential difficulties in Allkem’s and Livent’s ability to retain employees as a result of the announcement of the proposed transaction and pendency of the proposed transaction; risks relating to the value of New TopCo’s shares to be issued in the proposed transaction; disruptions of Allkem’s and Livent’s current plans, operations and relationships with customers caused by the announcement of the proposed transaction and pendency of the proposed transaction; legal proceedings that may be instituted against Allkem and Livent following communication of the proposed transaction; funding requirements; lithium and other commodity prices; exploration, development and operating risks (including unexpected capital or operating costs); production risks; regulatory restrictions (including environmental regulations and associated liability, changes in regulatory restrictions or regulatory policy and potential title disputes) and risks associated with general economic conditions.

Additional factors that could cause actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements are detailed in the filings with the SEC, including Livent’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC.

There can be no assurance that the proposed transaction will be implemented or that plans of the directors and management of Livent for the combined company will proceed as currently expected or will ultimately be successful. Investors are strongly cautioned not to place undue reliance on forward-looking statements, including in respect of the financial or operating outlook for Allkem, Livent or the combined company (including the realization of any expected synergies).

Except as required by applicable law, Livent assumes no obligation to, and expressly disclaims any duty to, provide any additional or updated information or to update any forward-looking statements, whether as a result of new information, future events or results, or otherwise. Nothing in this Current Report will, under any circumstances (including by reason of this Current Report remaining available and not being superseded or replaced by any other presentation or publication with respect to Allkem, Livent or the combined company, or the subject matter of this Current Report), create an implication that there has been no change in the affairs of Livent since the date of this Current Report.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
2.1^	Amendment to Transaction Agreement, dated as of August 2, 2023, by and between Livent Corporation, a Delaware corporation, and Allkem Limited, an Australian public company limited by shares.
99.1	Press Release dated August 2, 2023.

^ Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K but will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIVENT CORPORATION

By:	/s/ Gilberto Antoniazzi,
Gilberto Antoniazzi,
Vice President and Chief Financial Officer

Dated: August 2, 2023